Exhibit 99.1

FORM OF VOTING AGREEMENT

THIS VOTING AGREEMENT, dated as of September 22, 2021 (this “Agreement”), is made by and among B9 COWBOY MEZZ A LLC, a Delaware limited liability company (the “Buyer”), and the undersigned stockholder (the “Stockholder”) of Condor Hospitality Trust, Inc., a Maryland corporation (the “Company”).

W I T N E S S E T H:

WHEREAS, concurrently with the execution of this Agreement, the Buyer and the Company have entered into a Hotel Purchase and Sale Agreement (the “Purchase Agreement”), which, among other things, provides for the sale of all of the Company’s hotel properties to the Buyer (the transactions contemplated by the Purchase Agreement, the “Sale”);

WHEREAS, as a condition and an inducement to the Buyer’s willingness to enter into the Purchase Agreement, the Buyer has required that the Stockholder agree, and the Stockholder has agreed, to enter into this Agreement with respect to (i) all common stock, par value $0.01 per share, of the Company (the “Company Common Shares”) that the Stockholder beneficially owns (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, which meaning will apply for all purposes of this Agreement whenever the terms “beneficial owner,” “beneficial ownership” or “own beneficially” or any variant thereof are used) or owns of record, or has sole or shared voting power over, and (ii) all Company Common Shares or other capital stock or voting securities of the Company of which the Stockholder acquires record or beneficial ownership of, or sole or shared voting power over, after the date hereof;

WHEREAS, the Stockholder is the record owner and a beneficial owner of, and is entitled to dispose of and vote, such number of Company Common Shares as is indicated opposite the Stockholder’s name on Schedule A attached hereto; and

WHEREAS, the Buyer desires that the Stockholder agree, and the Stockholder is willing to agree, subject to the limitations herein, not to Transfer (as defined below) any of its Subject Securities (as defined below), and to vote its Subject Securities to approve and adopt the Purchase Agreement and the Sale.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, do hereby agree as follows:

1. Definitions. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Purchase Agreement. When used in this Agreement, the following terms in all of their tenses, cases and correlative forms shall have the meanings assigned to them in this Section 1 or elsewhere in this Agreement.

“Expiration Date” shall mean the earliest to occur of (i) the Closing, (ii) such date and time as the Purchase Agreement shall be terminated in accordance with its terms, (iii) such date and time as there occurs any amendment, modification, waiver by the Company or other change to any provision of the Purchase Agreement, as in effect on the date hereof, which is effected without the consent of the Stockholder and (A) expressly reduces the amount or changes the form of consideration payable to the Company or (B) extends the End Date or (C) imposes any material restriction or additional material condition on the consummation of the Sale or payment of the Purchase Price or otherwise, in each case, in a manner adverse to the Stockholder or (iv) the termination of this Agreement upon written notice of termination from Buyer to the Stockholder.

“Permitted Transfer” shall mean, in each case, with respect to the Stockholder, so long as (i) such Transfer is in accordance with applicable Law and (ii) the Stockholder is and at all times has been in compliance with this Agreement, any Transfer of Subject Securities by the Stockholder (x) to an Affiliate of the Stockholder or (y) to any member of the Stockholder’s or Affiliate’s immediate family, or to a trust for the benefit of the Stockholder or its Affiliate or any member of the Stockholder’s or Affiliate’s immediate family, so long as such Affiliate or other permitted transferee (if applicable), simultaneously with such Transfer, executes a joinder to this Agreement in form and substance reasonably satisfactory to Buyer, pursuant to which such Affiliate or other permitted transferee (if applicable) agrees to become a party to this Agreement and be subject to the restrictions applicable to the Stockholder under this Agreement and otherwise becomes a party to this Agreement for all purposes of this Agreement; provided, that no such Transfer shall relieve the Stockholder from its obligations under this Agreement, other than with respect to the Company Common Shares transferred in accordance with the foregoing provision.

“Subject Securities” shall mean, collectively, (i) the Company Common Shares set forth on Schedule A hereto, (ii) any other capital stock or voting securities of the Company of which the Stockholder has record or beneficial ownership of, or sole or shared voting power over, including as a result of a stock dividend or distribution, stock split, recapitalization, combination, reclassification, exchange or change of such shares, or upon exercise or conversion of any securities, and (iii) any New Company Shares.

“Transfer” shall mean any direct or indirect sale, assignment, encumbrance, pledge, hypothecation, disposition, loan or other transfer (by tendering into any tender or exchange offer, by testamentary disposition, by liquidation or dissolution, by dividend or distribution, operation of Law or otherwise), either voluntary or involuntary, or entry into any contract, option or other arrangement or understanding with respect to any offer, sale, assignment, encumbrance, pledge, hypothecation, disposition, loan or other transfer (by operation of Law or otherwise), of any Subject Securities (or any security convertible or exchangeable into Subject Securities) or interest in any Subject Securities, but excluding, for the avoidance of doubt, entry into this Agreement.

2. Agreement to Retain the Subject Securities.

2.1 Transfer and Encumbrance of Subject Securities.  Other than a Permitted Transfer, from the date of this Agreement until the Expiration Date, the Stockholder unconditionally and irrevocably agrees not to (a) Transfer any of the Subject Securities (whether by tendering any of the Subject Securities into any tender or exchange offer, entering into any contract, option, agreement or other arrangement or understanding with respect to a Transfer prior to the Expiration Date of any of the Subject Securities or beneficial ownership or voting power thereof or therein (including by operation of Law), or otherwise), (b) deposit any of the Subject Securities into a voting trust or enter into a voting agreement or other contract, arrangement or understanding with respect to any of the Subject Securities, (c) grant any proxy or power of attorney (except as provided herein) with respect to any Subject Securities, or (d) knowingly take any action that would make any representation or warranty of the Stockholder contained herein untrue or incorrect in any material respect or have the effect of preventing or disabling the Stockholder from performing the Stockholder’s obligations under this Agreement.

2.2 Additional Purchases.  The Stockholder agrees that any Company Common Shares or other capital stock or voting securities of the Company that the Stockholder purchases or otherwise acquires record or beneficial ownership of, or with respect to which the Stockholder otherwise acquires sole or shared voting power over, after the execution of this Agreement and prior to the Expiration Date (whether by purchase, as a result of a stock dividend or distribution, stock split, recapitalization, combination, reclassification, exchange or change of such shares, or upon exercise or conversion of any securities or otherwise, the “New Company Shares”) shall, in each case, be Subject Securities and shall be subject to the terms and conditions of this Agreement to the same extent as if they were set forth on Schedule A hereto.

2.3 Unpermitted Transfers.  Any Transfer or attempted Transfer of any Subject Securities in violation of Section 2.1 shall, to the fullest extent permitted by Law, be null and void ab initio.

2.4 Stop Transfer.  In furtherance of this Agreement, the Stockholder hereby authorizes the Company, promptly after the date hereof, to enter, or cause its transfer agent to enter, a stop transfer order with respect to all of the Stockholder’s Subject Securities with respect to any Transfer not permitted hereunder.

3. Agreement to Vote and Approve.

3.1 From the date of this Agreement until the Expiration Date, at every meeting of the stockholders of the Company (whether annual or special), and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of the Company or in any other circumstances where a vote of stockholders of the Company is sought with respect to the following matters, the Stockholder shall, or shall cause the holder of record of the Subject Securities on any applicable record date to (including via proxy): (a) appear at such meeting or otherwise cause the Subject Securities to be counted as present thereat for the purpose of establishing a quorum; and (b) vote (or execute and return an action by written consent), or cause to be voted (or validly execute and return and cause such consent to be granted with respect to), 100% of the Subject Securities owned as of the record date for such meeting (or the date that any written consent is executed by the Stockholder) (i) in favor of the approval of the Sale and other transactions contemplated by the Purchase Agreement; (ii) in favor of the approval and adoption of the Purchase Agreement; (iii) in favor of any proposal to adjourn a meeting of the stockholders of the Company to solicit additional proxies in favor of the approval of the Sale or the other transactions contemplated by the Purchase Agreement; (iv) in favor of any other matters necessary for consummation of the Sale and the other transactions contemplated by the Purchase Agreement and (v) against (A) any Acquisition Proposal or any action which is a component of any Acquisition Proposal and (B) any other action that could reasonably be expected to impede, interfere with, delay, postpone or materially and adversely affect the Sale or the other transactions contemplated by the Purchase Agreement or that could reasonably be expected to result in any condition to the Sale set forth in Article VIII of the Purchase Agreement not being fulfilled, except with respect to any matters that, if approved by the Company’s stockholders, would result in the occurrence of the “Expiration Date” pursuant to clause (iii) of the definition thereof. [ For the avoidance of doubt, the obligations of the Stockholder hereunder shall include to provide, or cause to be provided, the consent and approval in satisfaction of the ISRA Approval.]

3.2 Notwithstanding anything in this Section 3 to the contrary, if the Seller Board makes a Seller Adverse Recommendation Change pursuant to Section 7.5(d) of the Purchase Agreement, the number of Company Common Shares included in the Subject Securities for the Stockholder shall be reduced (a “Voting Agreement Reduction”), on a pro rata basis with respect to the aggregate number of Company Common Shares included in (i) the Stockholder’s Subject Securities pursuant to this Agreement and (ii) the Company Common Shares included as “Subject Securities” in the voting agreements executed concurrently with this Agreement by the Buyer and certain other stockholders of the Company (the “Other Voting Agreements”), so that the aggregate voting power of the Company Common Shares that constitute the Subject Securities of the Stockholder hereunder and “Subject Securities” pursuant to the Other Voting Agreements is equal, in the aggregate, to 35% of the voting power of the Company Common Shares.  In the event of a Voting Agreement Reduction, the Stockholder may vote the Company Common Shares that formerly constituted Subject Securities hereunder but-for the Voting Agreement Reduction in the Stockholder’s discretion.

3.3 Except as expressly provided in Section 3.2, the obligations of the Stockholder specified in this Section 3 shall apply whether or not (A) the Sale or any action described above is recommended by the Board of Directors of the Company (the “Board”) or (B) the Board or any committee thereof has effected a Seller Adverse Recommendation Change.

4.  Irrevocable Proxy.

4.1 By execution of this Agreement, the Stockholder does hereby appoint and constitute the Buyer, and any one or more other individuals designated by the Buyer, and each of them individually, until the Expiration Date (at which time this proxy shall automatically be revoked), with full power of substitution and resubstitution, as the Stockholder’s true and lawful attorneys-in-fact and irrevocable proxies, to the fullest extent of the Stockholder’s rights with respect to the Subject Securities owned beneficially or of record by the Stockholder, to vote or cause to be voted (including by proxy or written consent, if applicable) such Subject Securities solely with respect to the matters set forth in Section 3.1 hereof; provided, however, that the Stockholder’s grant of the proxy contemplated by this Section 4 shall be effective if, and only if, (A) the Stockholder has not delivered to the Secretary of the Company a duly executed irrevocable proxy in form and substance reasonably acceptable to Buyer directing that the Subject Securities be voted in accordance with Section 3.1 at least ten (10) Business Days prior to the meeting at which any of the matters described in Section 3.1 is to be considered or (B) the Stockholder attempts to vote or consent in a manner inconsistent with the provisions of Section 3.1. The Stockholder shall retain the authority to vote its Subject Securities in its discretion on all other matters. The Stockholder intends this proxy to be irrevocable and coupled with an interest hereafter until the Expiration Date (at which time this proxy shall automatically be revoked) for all purposes and hereby revokes any proxy previously granted by the Stockholder with respect to its Subject Securities. The Stockholder hereby ratifies and confirms all actions that the proxies appointed hereunder may lawfully do or cause to be done in accordance with this Agreement.

4.2 The proxy granted pursuant to Section 4.1 to Buyer by the Stockholder shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy and shall revoke any and all prior proxies or powers of attorney granted by the Stockholder and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the Stockholder with respect thereto.  The proxy that may be granted hereunder shall terminate upon termination of this Agreement, and any obligation of each Stockholder under this Agreement shall be binding upon the successors of the Stockholder.

5. No Inconsistent Agreements.  The Stockholder hereby represents, covenants and agrees that, except as contemplated by this Agreement, the Stockholder (a) has not entered into, and shall not enter into at any time prior to the Expiration Date, any voting agreement or arrangement or voting trust with respect to any Subject Securities that is inconsistent with the Stockholder’s obligations under this Agreement, (b) has not granted any currently effective proxy or power of attorney with respect to any Subject Securities, and shall not grant at any time prior to the Expiration Date any proxy or power of attorney with respect to any Subject Securities that is inconsistent with the Stockholder’s obligations under this Agreement, (c) has not entered into, and shall not enter into at any time prior to the Expiration Date, any Contract or other undertaking that would materially interfere with, or prohibit or prevent it from satisfying, its obligations pursuant to this Agreement, (iv) has not taken, and shall not take or permit to take prior to the Expiration Date any other action that would materially interfere with, or prohibit or prevent it from satisfying, its obligations pursuant to this Agreement or (v) has not, and shall not prior to the Expiration Date, knowingly approve or consent to any of the foregoing.

6. Action of Governmental Entity. Notwithstanding anything to the contrary in this Agreement, if at any time following the date hereof and prior to the Expiration Date a Governmental Entity of competent jurisdiction enters an order restraining, enjoining or otherwise prohibiting the Stockholder or its Affiliates from (a) consummating the transactions contemplated by the Purchase Agreement or (b) taking any action pursuant to Section 3 or Section 4 hereof, then the obligations of the Stockholder set forth in Section 3 and the irrevocable proxy and power of attorney in Section 4 shall be of no force and effect for so long as such order is in effect.

7. Representations and Warranties of the Stockholder. The Stockholder hereby additionally represents and warrants to the Buyer as follows:

7.1 Organization; Due Authority. The  Stockholder (i) is a legal entity duly organized, validly existing and, to the extent such concept is applicable, in good standing under the Laws of the jurisdiction of its organization, and (ii) has the legal capacity and power and authority to make, enter into and carry out the terms of this Agreement and to grant the irrevocable proxy as set forth in Section 4 hereof. This Agreement has been duly and validly executed and delivered by the Stockholder and, assuming proper execution and delivery by the Buyer, constitutes a valid and binding agreement of the Stockholder enforceable against it in accordance with its terms, except to the extent enforceability may be limited by the effect of applicable bankruptcy, reorganization, insolvency, moratorium or other Laws affecting the enforcement of creditors’ rights generally and the effect of general principles of equity, regardless of whether such enforceability is considered in a proceeding at Law or in equity.

7.2 Ownership of the Company Common Shares. As of the date hereof, the Stockholder (i) is a beneficial owner of, and the record owner of, and has valid title to, the Company Common Shares indicated on Schedule A hereto opposite the Stockholder’s name, free and clear of any and all Liens, other than those created by this Agreement or as would not reasonably be expected to prevent the Stockholder from performing its obligations under this Agreement, and (ii) has either sole or shared voting power over all of the Company’s Common Shares beneficially owned by the Stockholder. As of the date hereof, the Stockholder does not own, beneficially or of record, any capital stock or other voting securities of the Company other than the Company Common Shares set forth on Schedule A opposite the Stockholder’s name. As of the date hereof, the Stockholder does not own, beneficially or of record, any rights to purchase or acquire any shares of capital stock or other voting securities of the Company (in each case or any securities convertible into or exchangeable or exercisable therefor) except as set forth on Schedule A opposite the Stockholder’s name.

7.3 No Conflict; Consents.

(a) The execution and delivery of this Agreement by the Stockholder do not, and the performance by the Stockholder of the obligations under this Agreement and the compliance by the Stockholder with any provisions hereof do not and will not: (i) cause a breach or violation of or a default under, the governing documents of the Stockholder, (ii) conflict with or violate in any material respect any Laws applicable to the Stockholder, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the Company Common Shares owned beneficially or of record by the Stockholder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Stockholder is a party or by which the Stockholder is bound which would reasonably be expected to prevent or materially delay or impair the Stockholder’s ability to perform its obligations hereunder or to consummate the transactions contemplated hereby, the consummation of the Sale or the other transactions contemplated by the Purchase Agreement.

(b) Except for filings required by applicable securities laws, no consent, approval, order or authorization of, or registration, notification, declaration or filing with, any Governmental Entity or any other Person, is required by or with respect to the Stockholder in connection with the execution and delivery of this Agreement or the performance by the Stockholder of its obligations hereunder.

7.4 Absence of Litigation. As of the date hereof, there is no Legal Proceeding pending against or, to the knowledge of the Stockholder, threatened against or affecting, the Stockholder or any of its Affiliates or any of their respective properties or assets (including the Company Common Shares owned beneficially or of record by the Stockholder or any of its Affiliates) at Law or in equity that restricts or prohibits (or, if successful, would reasonably be expected to restrict or prohibit) the exercise by the Buyer of its rights under this Agreement or the performance by the Stockholder of the Stockholder’s obligations under this Agreement.

7.5 Buyer’s Reliance.  The Stockholder understands and acknowledges that the Buyer is entering into the Purchase Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement and the representations, warranties and covenants of the Stockholder contained herein.

8. Further Assurances. From time to time, at the request of the Buyer and without further consideration, the Stockholder shall execute and deliver such additional documents and take such further action as may reasonably be requested by the Buyer to carry out the intent of this Agreement.

9. Termination.  This Agreement shall automatically terminate without any further action by the parties hereto, and shall have no further force or effect, immediately following the Expiration Date; provided, that the provisions set forth in Section 13 shall survive the termination of this Agreement; provided further, that any liability incurred by any party hereto as a result of a breach of a term or condition of this Agreement prior to such termination shall survive the termination of this Agreement.

10. Notice of Certain Events. The Stockholder shall notify the Buyer promptly of (a) any fact, event or circumstance that would cause, or reasonably be expected to cause or constitute, a breach in any material respect of the representations and warranties of the Stockholder under this Agreement and (b) the receipt by the Stockholder of any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with this Agreement; provided, however, that the delivery of any notice pursuant to this Section 10 shall not limit or otherwise affect the remedies available to any party. The Stockholder also agrees to notify Buyer promptly (and in any event within 24 hours after receipt) orally and in writing of the number of any additional shares of Company Common Stock or other securities of the Company of which the Stockholder acquires beneficial ownership on or after the date hereof.

11. Dissenter’s Rights. The Stockholder hereby unconditionally and irrevocably (a) waives, and agrees not to exercise (and agrees to prevent the exercise of), any rights of appraisal or dissenters’ rights relating to the Sale or the other transactions contemplated by the Purchase Agreement that the Stockholder or its Affiliates may have directly or indirectly by virtue of the Stockholder’s or such Affiliates’ beneficial or record ownership of the Subject Securities and (b) agrees not to commence or participate in, assist or knowingly encourage, and to take all actions necessary to opt out of any class in, any class action with respect to any action or claim, derivative or otherwise, against Buyer or the Company or any of their subsidiaries or Affiliates and each of their successors and assigns relating to the negotiation, execution or delivery of this Agreement or the Purchase Agreement or the consummation of the Sale, including any such claim (i) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement (including any claim seeking to enjoin or delay the closing of the Sale) or (ii) alleging a breach of any fiduciary duty of the Board in connection with the Purchase Agreement or the transactions contemplated thereby.

12. No Solicitation. Until the Expiration Date, (a) the Stockholder shall not, and shall cause its Representatives not to, directly or indirectly, take any of the actions set forth in clauses (i) through (iii) of Section 7.5(a) of the Purchase Agreement and (b) the Stockholder shall, and shall cause its Representatives to, immediately cease and cause to be terminated any activitiesdiscussions or negotiations conducted before the date of this Agreement with any persons other than Buyer with respect to any Acquisition Proposal or Inquiry; provided, however, that the rights and obligations of any of such Stockholder’s Representatives that serve on the Seller Board (solely in their capacity as such) set forth in Section 7.5 of the Purchase Agreement shall not be limited by this Section 12.

13. Miscellaneous.

13.1 Notices. Any notice, request, claim, demand and other communications hereunder shall be in writing, shall be deemed to have been given (i) upon confirmation of successful transmission if sent by e-mail of a pdf attachment (provided that any notice received by e-mail on any Business Day after 5:00 p.m. (Eastern time) shall be deemed to have been received at 9:00 a.m. (Eastern time) on the next Business Day), or (ii) upon receipt by the receiving party if sent by reliable overnight delivery service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), and shall be addressed as follows (or at such other address for a party as shall be specified in a notice given in accordance with this Section 13.1):

if to the Buyer:

c/o Blackstone Real Estate Advisors L.P.
345 Park Avenue
New York, New York 10154
Attention: General Counsel & Head, U.S. Asset Management
Email: realestatenotices@blackstone.com

with a copy (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017
Attention: Krista Miniutti, Esq.; Matthew B. Rogers, Esq.
Email: kminiutti@stblaw.com; mrogers@stblaw.com

if to the Stockholder:

To the address for notice set forth on the Stockholder’s signature page hereto.

Or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective upon receipt.

13.2 Severability. If any term or other provision of this Agreement is determined to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

13.3 Binding Effect and Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assignable or delegable (as the case may be), in whole or in part, by operation of Law or otherwise, without the prior written consent of each of the other parties hereto, and any attempted or purported assignment or delegation in violation of this Section 13.3 shall be null and void.  This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. This Agreement is not intended to, and does not, confer upon any person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein, and the parties hereto hereby further agree that this Agreement may only be enforced against, and any suit, claim, action, investigation or proceeding that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against, the persons expressly named as parties hereto.

13.4 Amendments and Modification; Waiver. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.  No failure or delay of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder.  Any agreement on the part of a party to any such waiver shall be valid only if set forth in a written instrument executed and delivered by the party against which such waiver is to be enforced.

13.5 Entire Agreement. This Agreement (including the exhibits, schedules, annexes and appendices hereto) constitutes the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes all prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and thereof.

13.6 Specific Performance. The parties hereto agree that irreparable damage, for which monetary damages (even if available) would not be an adequate remedy, would occur in the event that the parties hereto do not perform the provisions of this Agreement in accordance with its specified terms or otherwise breach such provisions. Accordingly, the parties acknowledge and agree that the parties shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, in addition to any other remedy to which they are entitled at Law or in equity. Each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that any other party has an adequate remedy at Law or that any award of specific performance is not an appropriate remedy for any reason at Law or in equity. Any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction.

13.7 Counterparts. This Agreement may be executed and delivered (including by facsimile or .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”)) in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. No party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

13.8 Governing Law. This Agreement and all actions, proceedings or counterclaims (whether based on contract, tort or otherwise) directly or indirectly arising out of or relating to this Agreement or the actions of Buyer or the Stockholder in the negotiation, administration, performance and enforcement thereof, shall be governed by, and construed in accordance with, the laws of the State of Maryland, without giving effect to any choice or conflict of Laws provision or rule (whether of the State of Maryland or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Maryland.

13.9 Consent to Jurisdiction.  Each of the parties hereto hereby irrevocably and unconditionally consents to and submits to the exclusive jurisdiction of any federal or state court sitting in the Circuit Court for Baltimore City (Maryland) and/or the U.S. District Court for the District of Maryland, Northern Division, and appropriate appellate courts therefrom, over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby, and each party hereby irrevocably agrees that all claims in respect of such dispute or proceeding may be heard and determined in such courts. The parties hereby irrevocably waive, to the fullest extent permitted by applicable Law, any objection which they may now or hereafter have to the laying of venue of any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties hereby irrevocably and unconditionally agrees to request and/or consent to the assignment of any proceeding in the courts of the State of Maryland to the Maryland Court’s Business and Technology Case Management Program pursuant to Maryland Rule 16-205 (or any successor thereof). Nothing in this Agreement shall limit or affect the rights of any party to pursue appeals from any judgments or Order as provided by law. Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each of the parties hereto hereby consents to process being served by any party to this Agreement in any suit, action, or proceeding of the nature specified in this Section in accordance with Maryland Rules 2-121 through 2-126.

13.10 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE OUT OF OR RELATING TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE), DIRECTLY OR INDIRECTLY, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, OR THE ACTIONS OF THE PARTIES HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF. EACH OF THE PARTIES HERETO CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 13.10.

13.11 No Agreement Until Executed. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties hereto unless and until (i) the Purchase Agreement is executed and delivered by all parties thereto, and (ii) this Agreement is executed and delivered by all parties hereto.

13.12 Legal Representation. This Agreement was negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any party shall not apply to any construction or interpretation thereof.

13.13 Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense, whether or not the Sale is consummated.

13.14 Action in Stockholder Capacity Only. No Person executing this Agreement (or designee or Representative of such Person) who has been, is or becomes during the term of this Agreement a director, trustee, officer or fiduciary of the Company shall be deemed to make any agreement or understanding in this Agreement in such Person’s capacity as a director, trustee, officer or fiduciary of the Company. The parties acknowledge and agree that this Agreement is entered into by the Stockholder solely in its capacity as the beneficial owner or record holder of Company Common Shares and nothing in this Agreement shall restrict, limit or affect (or require the Stockholder to attempt to restrict, limit or affect) in any respect any actions taken by the Stockholder’s representatives who is a director, trustee, officer or fiduciary of the Company in their respective capacities as a director, trustee, officer or fiduciary of the Company. Neither the Stockholder nor any of its designees or representatives shall have any liability under this Agreement as a result of any action or inaction taken in good faith by the Stockholder’s representatives acting in their respective capacities as an officer, trustee, director or fiduciary of the Company.

13.15 Documentation and Information. The Stockholder consents to and authorizes the publication and disclosure by Buyer and the Company of the Stockholder’s identity and holdings of the Company Common Shares, and the nature of the Stockholder’s commitments, arrangements and understandings under this Agreement, in any press release or any other disclosure document required in connection with the Sale or any other transaction contemplated by the Purchase Agreement. As promptly as practicable, the Stockholder shall notify Buyer of any required corrections with respect to any written information supplied by the Stockholder specifically for use in any such disclosure document, if and to the extent the Stockholder becomes aware that any have become false or misleading in any material respect.

13.16    Changes in Capital Stock. In the event of a stock split, stock dividend or distribution, or any change in the Company’s capital stock by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like between the date of this Agreement and the Closing, the term “Subject Securities” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

13.17 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Buyer any direct or indirect ownership or incidence of ownership of or with respect to the Subject Securities. All rights, ownership and economic benefits of and relating to the Subject Securities of the Stockholder shall remain vested in and belong to the Stockholder, and Buyer shall have no authority to direct the Stockholder in the voting or disposition of any of the Subject Securities, except as otherwise provided herein. Nothing in this Agreement shall be interpreted as creating or forming a “group” with any other person for the purposes of Rule 13d-5(b)(1) of the Exchange Act or for any other similar provision of applicable Law.

13.18   Interpretation and Construction. The words “hereto,” “hereof,” “herein,” “hereunder” and words of similar import when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The headings and contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms. All references in this Agreement to Sections shall refer to sections of this Agreement unless the context shall require otherwise. The words “include,” “includes” and “including” shall not be limiting and shall be deemed to be followed by the phrase “without limitation.” The word “day” means calendar day, and any reference to a number of days shall refer to calendar days (unless Business Days are specified). When calculating the period of time before which, within which or following which any act is to be done or step is to be taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded. If the last day of such period is a non-Business Day, the period in question shall end on the next succeeding Business Day. Any reference in this Agreement to “$” means U.S. dollars. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if”. The word “or” is not exclusive and the words “will” and “will not” are expressions of command and not merely expressions of future intent or expectation, in each case, unless the context otherwise requires. Except as otherwise specifically provided herein, all references in this Agreement to any statute include the rules and regulations promulgated thereunder, in each case as amended, re-enacted, consolidated or replaced from time to time and in the case of any such amendment, re-enactment, consolidation or replacement, reference herein to a particular provision shall be read as referring to such amended, re-enacted, consolidated or replaced provision and also include, unless the context otherwise requires, all applicable guidelines, bulletins or policies made in connection therewith. Except as otherwise specifically provided herein, all references in this Agreement to any agreement (including this Agreement), Contract, document or instrument mean such agreement, contract, document or instrument as amended, supplemented, qualified, modified, varied, restated or replaced from time to time in accordance with the terms thereof and, unless otherwise specified therein, include all schedules, annexes, addendums, exhibits and any other documents attached thereto, in each case as of the date hereof and only to the extent made available as of the date hereof.

[Remainder of page intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

BUYER:

B9 COWBOY MEZZ A LLC

By:
Name:
Title:

[Signature Page to Voting Agreement]

STOCKHOLDER:

By:
Name:
Title:

Stockholder’s Address for Notice:

[Signature Page to Voting Agreement]

Schedule A

Name	Company Common Shares
[Stockholder]